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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           THE J. M. SMUCKER COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            THE J.M. SMUCKER COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                   NOTICE OF
                              1997 ANNUAL MEETING
                              OF SHAREHOLDERS AND
                                PROXY STATEMENT

                                   SMUCKER'S
                                      LOGO

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

Dear Shareholder:

     You are cordially invited to attend your Company's Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, Tuesday, August 12, 1997, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A notice of the Annual Meeting and the proxy statement follow.

     If you are a record holder of Class A Common Shares, you also will find enclosed a proxy card and an envelope in which to return it. Whether or not you plan to attend the meeting, please sign, date, and return the proxy card at your earliest convenience. For more information concerning voting by proxy, please see the section of the proxy statement entitled "Voting by Proxy and Confirmation of Beneficial Ownership."

     PLEASE NOTE THAT ADMISSION TO THE MEETING WILL BE BY ADMISSION CARD ONLY. If you plan to attend the meeting, you may obtain an admission card as follows:

     1. If you are a record holder of Class A Common Shares, please mark the appropriate box on the enclosed proxy card so that we can mail an admission card to you in advance of the meeting.

     2. If you are a record holder who owns ONLY Class B Common Shares, you will not receive a proxy card. Please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280, to request an admission card.

     3. If you are not a record holder but instead hold Class A and/or Class B Common Shares in the name of your broker, bank, or other nominee, please write to the Corporate Secretary to request an admission card and furnish proof of shareholder status, such as a bank or brokerage firm account statement.

Sincerely,

Paul Smucker Signature

Chairman of the Executive Committee

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The 1997 Annual Meeting of Shareholders of The J. M. Smucker Company will be held in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio, on Tuesday, August 12, 1997, at 11:00 a.m., Eastern Daylight Time, for the purposes of receiving reports presented to the meeting and taking the following additional actions:

          (1) election of directors to the class whose term of office will expire in 2000;

          (2) ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1998 fiscal year; and

          (3) consideration of any other matter that may properly come before the meeting.

     All shareholders WITH ADMISSION CARDS are cordially invited to attend the meeting, although only those holders of Class A Common Shares of record at the close of business on June 30, 1997, will be entitled to vote at the meeting.

STEVEN J. ELLCESSOR
Secretary

Orrville, Ohio, July 9, 1997

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                          (FIRST MAILED JULY 9, 1997)

     The Board of Directors has fixed the close of business on June 30, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held on Tuesday, August 12, 1997. The Company has outstanding and entitled to vote at the meeting 14,448,367 Class A Common Shares. The Company's Amended Articles of Incorporation, subject to certain exceptions, provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in connection with any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date. Class B Common Shares do not entitle the holders thereof to any vote except in certain circumstances set forth in the Ohio General Corporation Law, none of which are applicable to the Annual Meeting. For a more detailed explanation of the voting rights of Common Shares, see "Voting Rights of Common Shares."

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for that purpose. The Company intends to treat properly executed proxies that are marked "abstain" or that are "broker non-votes" (i.e., are held in "street name" by banks, brokers, or other nominees and are voted with regard to at least one but less than all matters presented to the shareholders) as "present" for purposes of determining the existence of a quorum. In the election of directors, the candidates receiving the greatest number of votes will be elected. Votes withheld in respect of any candidate, therefore, will have no impact on the election. With regard to the ratification of the appointment of the Company's auditors, only affirmative and negative votes will be counted, and abstentions and broker non-votes will have no effect on the outcome of the vote.

     Based on the information with respect to beneficial ownership possessed by the Company at the date of this proxy statement, the holders of between 4,475,784 and 13,490,873 Class A Common Shares will be entitled to exercise ten votes per share at the meeting, and the holders of the remainder of the outstanding Class A Common Shares will be entitled to exercise one vote per share. The actual voting power of each holder of Class A Common Shares will be based on information possessed by the Company at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     Under the Ohio General Corporation Law, all of the Class A Common Shares may be voted cumulatively in the election of directors if an appropriate notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting. The notice must state that the shareholder desires that the voting at such election shall be cumulative. Also, an announcement of the giving of such notice must be made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of directors to be elected, and the shareholder then may cast that aggregate number of votes all for one candidate or may spread them out among the candidates as the shareholder deems appropriate. If there is to be cumulative voting at the meeting, it is presently intended that all proxies solicited by this proxy statement will be so voted. In that event, unless contrary instructions are received on the enclosed proxy, all votes represented by properly executed proxies will be divided evenly among the nominees named herein, except that if it appears that voting in such manner would not be effective to elect all of those nominees, then the votes represented by such proxies will be cast at the discretion of the Board of Directors so as to maximize the number of such nominees elected.

     This proxy statement is being furnished to the shareholders by the Company in connection with the solicitation by the Board of Directors of the enclosed form of proxy. In addition to solicitation by mail, solicitations may be made personally by officers and other regular employees of the Company, who will not be compensated specially for such services. Also, a professional proxy solicitation firm, Corporate Investor Communications, Inc., has been engaged to aid in the solicitation of proxies, for which services it will be paid a fee of $6,000, plus expenses. The cost of soliciting the proxies will be borne by the Company.

                             ELECTION OF DIRECTORS

     Unless instructed otherwise, the proxy holders intend to vote for the election of Elizabeth Valk Long, Charles S. Mechem, Jr., Timothy P. Smucker, and Benjamin B. Tregoe, Jr., as directors, each for a term of three years. These individuals comprise the class of directors whose terms of office expire this year.

     In the event of the death or inability to act of any of the candidates for directors, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend. The management has no reason to believe that the persons listed as candidates for directors will be unable to serve.

     The members of the Board of Directors, including those who are nominees for election, with information as to each of them based on data furnished to the Company by these persons as of July 1, 1997, are as follows:

KATHRYN W. DINDO   KATHRYN W. DINDO      Ms. Dindo, 48, has been a director since February 1996.
PHOTO                                    She has been Vice President and Controller of Caliber
                                         System, Inc. since January 1996. She joined Caliber
                                         System, Inc. in August 1994 as Assistant Controller.
                                         Prior to that time, she was a partner in the accounting
                                         firm of Ernst & Young LLP. Ms. Dindo is a member of the
                                         Audit Committee. Her term will expire in 1998.

ELIZABETH VALK     ELIZABETH VALK LONG   Ms. Long, 47, has been a director since May 1997. She
LONG PHOTO                               has been Executive Vice President of Time Inc. since
                                         May 1995. Prior to that time, she was President of
                                         TIME magazine from September 1993 to May 1995 and was
                                         Publisher of TIME from July 1991 to September 1993.
                                         She is also a director of Hanover Direct Inc. Her
                                         proposed term would expire in 2000.

RUSSEL G. MAWBY    RUSSELL G. MAWBY      Dr. Mawby, 69, has been a director since 1983. He was
PHOTO                                    Chairman and Chief Executive Officer of the W. K.
                                         Kellogg Foundation, Battle Creek, Michigan, until his
                                         retirement in 1995 and is now Chairman Emeritus. He also
                                         is a director of Kellogg Company and a trustee of the W.
                                         K. Kellogg Foundation Trust. Dr. Mawby is a member of
                                         the Executive Compensation and the Nominating
                                         Committees. His term will expire in 1998.

CHARLES S.         CHARLES S. MECHEM, JR.   Mr. Mechem, 66, has been a director since 1982. He
MECHEM, JR.                                 has been Chairman of Cincinnati Bell, Inc. since
PHOTO                                       April 1996. He retired in December 1995 as the
                                            Commissioner of the Ladies Professional Golf
                                            Association and is now Commissioner Emeritus of
                                            that organization. He also is a director of
                                            Cincinnati Bell, Inc., Mead Corporation, Ohio
                                            National Life Insurance Company, and Star Banc
                                            Corporation. Mr. Mechem is Chairman of the
                                            Executive Compensation Committee and a member of
                                            the Nominating Committee. His proposed term would
                                            expire in 2000.

ROBERT R.          ROBERT R. MORRISON       Mr. Morrison, 62, has been a director since 1970. He
MORRISON PHOTO                              is the Vice President -- Operations of the Company.
                                            His term will expire in 1999.

PAUL H. SMUCKER    PAUL H. SMUCKER          Mr. Smucker, 80, has been a director since 1943. He is
PHOTO                                       Chairman of the Company's Executive Committee. Mr.
                                            Smucker is the father of Timothy P. Smucker and Richard
                                            K. Smucker. His term will expire in 1999.

RICHARD K.         RICHARD K. SMUCKER       Mr. Smucker, 49, has been a director since 1975. He is
SMUCKER PHOTO                               the President of the Company. Mr. Smucker also is a
                                            director of Wm. Wrigley Jr. Company, The Sherwin-
                                            Williams Company, and International Multifoods
                                            Corporation. Mr. Smucker is the son of Paul H. Smucker
                                            and the brother of Timothy P. Smucker. His term will
                                            expire in 1998.

TIMOTHY P.         TIMOTHY P. SMUCKER       Mr. Smucker, 53, has been a director since 1973. He is
SMUCKER PHOTO                               the Chairman of the Company. Mr. Smucker also is a
                                            director of Huntington BancShares Incorporated and
                                            Dreyer's Grand Ice Cream. He is Chairman of the
                                            Nominating Committee. Mr. Smucker is the son of Paul
                                            H. Smucker and the brother of Richard K. Smucker. His
                                            proposed term would expire in 2000.

WILLIAM H.         WILLIAM H. STEINBRINK     Mr. Steinbrink, 54, has been a director since 1994.
STEINBRINK PHOTO                             He has been the President and Chief Executive Officer
                                             of CSM Industries, Inc. since November 1996. Prior
                                             to that time, he was President and Chief Executive
                                             Officer of Laurel Industries, Inc. He was a partner
                                             in the law firm of Jones, Day, Reavis & Pogue until
                                             August 1994. Mr. Steinbrink is a member of the
                                             Executive Compensation Committee. His term will
                                             expire in 1998.

BENJAMIN B.        BENJAMIN B. TREGOE, JR.   Dr. Tregoe, 69, has been a director since 1982.
TREGOE, JR.                                  He was Chairman of Kepner-Tregoe Inc., a Princeton,
PHOTO                                        New Jersey, management and organization development
                                             consulting company until his retirement in March 1996
                                             and is now Chairman Emeritus. Dr. Tregoe is Chairman
                                             of the Audit Committee. His proposed term would expire
                                             in 2000.

WILLIAM WRIGLEY,   WILLIAM WRIGLEY, JR.      Mr. Wrigley, 33, has been a director since 1992. He
JR. PHOTO                                    is Vice President of Wm. Wrigley Jr. Company, is Chairman
                                             and Chief Executive Officer of L. A. Dreyfuss Company (a
                                             Wm. Wrigley Jr. Company affiliate), and has been
                                             Chairman since July 1993 of Wrigley Canada Inc. Mr.
                                             Wrigley also is a director of Wm. Wrigley Jr.
                                             Company. He is a member of the Audit Committee, and
                                             his term will expire in 1999.

                 ADDITIONAL INFORMATION CONCERNING THE BOARD OF
                            DIRECTORS OF THE COMPANY

     During the 1997 fiscal year there were six meetings of the Company's Board of Directors. All directors attended at least 75% of the total number of Board and committee meetings for which they were eligible.

     The Audit Committee met three times during the 1997 fiscal year for the purposes of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination and considering recommendations of the independent auditors. It also recommended to the Board of Directors the appointment of independent auditors for the year and reviewed the sufficiency of the Company's system of internal controls with the financial officers, the independent auditors, and, to the extent the Committee deemed necessary, legal counsel.

     The Executive Compensation Committee met three times during the 1997 fiscal year for the purposes of fixing the compensation of executives of the Company, administering the Company's restricted stock bonus and stock option programs, and considering employee benefit programs generally.

     The Nominating Committee met twice during the 1997 fiscal year. This Committee is responsible for recommending to the Board of Directors nominees for election as directors. The Committee will consider suggestions forwarded by shareholders to the Secretary of the Company concerning qualified candidates for election as directors.

     Directors of the Company who are not also employees are compensated for services as a director on the basis of $24,000 per year, plus $1,000 per year ($3,000 per year for the chairman) for each committee on which the director serves.

     Effective January 1, 1997, the Directors' Retirement Compensation Plan was terminated and replaced by the Company's new Nonemployee Director Stock Plan. This plan provides for awards of units whose value is equal to the value of one Class A Common Share. Each existing nonemployee Director received a one-time award of 7,500 units on the effective date of the plan. Nonemployee directors with five or more years of service received these units fully vested, and the units awarded to the other existing nonemployee directors will vest at the rate of 1,500 units per year (beginning on the first anniversary of the director's original election to the Board). New nonemployee directors after the effective date will receive 400 fully vested units upon election and 400 such units each year thereafter up to a lifetime maximum of 6,000 units. The plan also permits nonemployee directors to elect to receive all or 50 percent of the cash portion of their annual retainer and committee fees, if any, in the form of units. All units, together with dividends credited thereon, are paid out in the form of Class A Common Shares upon termination of service as a director.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors (the "Committee") is composed of three independent, nonemployee directors and is responsible for establishing the levels of compensation and benefits for executive officers of the Company. The Committee evaluates the Company's performance and the compensation paid to its executive officers on an ongoing basis.

COMPENSATION PHILOSOPHY

     The Committee believes that an effective executive compensation program must have two parts. First, it should have a cash component that is competitive enough to retain highly-qualified executives, while providing performance-based incentives. The Committee believes that the Company's base salary structure and Management Incentive Plan bonuses combine to meet these requirements.

     The second part of the program, in the opinion of the Committee, should be equity-based in order to provide long-term incentives and ensure that management's long-term interests are aligned with those of other shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan and the 1987 Stock Option Plan.

SALARIES

     Base compensation for all salaried positions in the Company, including executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. The salary ranges and classifications have been developed by the Company's human resources department with assistance from outside consultants who help ensure that the overall salary structure is competitive. The Company's goal with regard to salaries and compensation is to provide a structure that is competitive with other comparably sized manufacturing companies. Over 300 companies are used for comparison purposes and many of them are included in the Standard & Poor's Food Group Index (see the total shareholder return graph presented elsewhere in the proxy statement). Included in the comparison group are such companies as Campbell Soup Company, General Mills, Inc., Kellogg Company, Mars, Inc., McCormick & Company, Inc., Nestle USA, Inc., Ralston Purina Company, Sara Lee Corporation, and Wm. Wrigley Jr. Company.

     Generally, the Company targets its salary ranges at approximately the fiftieth percentile. It then adjusts the ranges to account for the fact that most of the comparison companies are significantly larger than the Company. Overall, the Committee believes that the Company's compensation structure rewards its employees appropriately and is sufficiently competitive to retain key employees.

     Although the salary ranges for the executive officers are recommended by the human resources department based on its own research and the advice of outside consultants, those ranges are regularly reviewed by the Committee and are subject to its approval, as are any changes to an officer's salary grade level.

     Management's recommendations for executive officers usually are submitted to the Committee for consideration at its April meeting. Those recommendations generally are based upon the salary increase guidelines that have been determined by management for all corporate salaries as part of the planning and budgeting process for the coming fiscal year. The salary increases granted to members of the officer group for 1997 were all consistent with those guidelines.

     At this time, no single individual in the Company is designated as chief executive officer. Paul Smucker, the chairman of the executive committee, is the most senior member of management. No increase in salary was granted for the 1997 fiscal year to Mr. Smucker or to Tim Smucker, the Company's chairman, or to Richard Smucker, the Company's president. This action was taken upon their request and recommendation.

     Factors considered when assessing executive officers' performance for compensation purposes (including Paul Smucker, Tim Smucker, and Richard Smucker) include (in no particular order) the Company's sales and earnings results, market share gains, whether the Company's business plan and strategic goals are being met, and individual performance evaluations. None of these factors, however, is necessarily weighed more heavily than another.

MANAGEMENT INCENTIVE PLAN

     The Company maintains a management incentive program designed to recognize key management members based on their individual performance and their contribution to the achievement of Company objectives. A target award is set for each participant based on salary grade level and competitive award levels for similarly situated individuals at comparable manufacturing companies (basically the same companies used in establishing base salary ranges). The actual award given, if any, is based on personal performance, the Company's performance to its earnings goal for the year and, if the participant is part of a strategic business area, that area's performance to its profit goal. No awards are given if the Company does not meet minimum performance standards, and the maximum award a participant may receive is limited to twice the target award.

     After the end of each fiscal year, management presents the Committee with a summary and recommendation for management incentive bonuses. The presentation includes (i) information on the Company's performance for the fiscal year just ended (earnings per share for the year with a comparison to the prior year and to the Company's plan, and operating margins for the strategic business areas),
(ii) awards to each individual in the plan in the prior three years, (iii) current salary, salary range, and target award information, and (iv) a specific recommendation based on all of the foregoing. The Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether any should be modified.

     The management incentive awards for Paul Smucker, Tim Smucker, and Richard Smucker each year are made based on the same factors as those used for other members of the Management Incentive Plan. No recommendation is made by management concerning the individual portion of their awards; that amount is determined by the Committee based on its appraisal of individual performance.

     The Company's earnings results were better than had been expected earlier in the year and exceeded the prior year's results by over five percent. Nonetheless, they fell slightly short of the corporate plan for the year with the result that incentive plan awards in general were below target award levels, except for participants in business areas that exceeded their plans. The awards for Paul, Tim, and Richard Smucker are based only on overall corporate performance and their individual performances. The corporate portion of their awards for 1997 was determined in the same manner as were all other awards. Their individual performance awards were based on the Committee's assessment of their contributions in assisting the Company to achieve its earnings goals and were generally in line with the corporate portion award levels.

RESTRICTED STOCK BONUS PLAN

     The Company's Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Director's determination that such a plan would help the Company to attract and retain key senior managers and would give those managers a personal interest in the Company as a shareholder. The restrictions on shares awarded under this plan lapse by not later than the fourth anniversary of the award. Awards under the plan are normally considered every other year, and were scheduled for consideration with respect to fiscal 1996. Although awards under this plan are designed to provide long-term incentives and are not usually dependent upon year-to-year performance, management believed that no awards were appropriate last year in light of the Company's performance, and the Committee concurred in that recommendation.

     At the Committee's meetings in April and May of this year, the Committee revisited the decision on restricted stock awards and decided that, given the long-term incentive purpose of this plan, some awards should be given this year. As in past years when awards were made, the Company's human resources department, in cooperation with outside consultants, developed award recommendations based upon a competitive formula developed with the consultants. Participants are grouped by levels of responsibility, and the recommendations are based on a percentage of the average salary for the group in which the particular participant is placed. After determination of the competitive formula recommendations, management reviews those results and prepares a final recommendation that is presented to the Committee along with information on prior awards.

     The 1997 awards recommended by management and accepted by the Committee were generally in line with the competitive formula recommendations, except for the awards to Paul Smucker, Tim Smucker, and Richard Smucker, which were below the formula recommendations.

STOCK OPTION PLAN

     The J. M. Smucker 1987 Stock Option Plan was enacted for two reasons. It was determined by the Board of Directors that the ability of the Company to provide the benefits of such a plan was an important element in ensuring that the Company's overall compensation program for its key managers remained competitive. Also, the Board believed that the added long-term incentives provided by the plan would be beneficial to both the Company and its shareholders. Participants in the plan include both executive officers and other key managers.

     Awards under the plan are considered annually and are made by the Committee following a review of the recommendations of management. Target grant levels are determined for individual participants based on salary grade level and a determination by the Company's human resources department of the prevailing competitive award levels for comparably situated individuals at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges. Individual performance and the performance of the Company are also considered in establishing each proposed award. Although all of these factors are considered in making an award, no specific weight is assigned to them, and the relative importance of each factor may vary from participant to participant. The Committee does not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to all previous awards is presented to and reviewed by the Committee when awards are made.

     The options awarded to executive officers during fiscal 1997 generally were in line with the level of last year's awards, except for the awards to Paul, Tim, and Richard Smucker. The awards made to the latter three in 1996 were substantially reduced from prior years, and the Committee determined that an increase was needed in their award size this year to return them to competitive levels. In reaching that conclusion, the Committee considered advice from the Company's compensation consultants as to current competitive practices. According to the consultants, the award guidelines being used in making awards under the option plan remain conservative.

     The Committee has considered the potential impact on the Company's compensation plans of the $1,000,000 cap on deductible compensation under
Section 162(m) of the Internal Revenue Code, which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. The Committee believes that grants under the Company's 1987 Stock Option Plan and outstanding restricted stock awards both now qualify under Section 162(m) as deductible compensation. Therefore, the Committee does not believe that Section 162(m) will have any impact on the Company at this time. The Committee will, however, review the matter periodically to assess the need for further action.

     The Committee believes that the Company's compensation plans and practices are sound and well-considered. The level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of the Company. The Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          Charles S. Mechem, Jr., Chairman
                                          Russell G. Mawby
                                          William H. Steinbrink

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation over the past three fiscal years for the Chairman of the Executive Committee and the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM COMPENSATION
                                                                                              ---------------------------
                                                          ANNUAL COMPENSATION                           AWARDS
                                              -------------------------------------------     ---------------------------
                                                                                 OTHER        RESTRICTED
                                                                                ANNUAL           STOCK
                                                                                COMPEN-         AWARDS          OPTIONS
  NAME AND PRINCIPAL POSITION       YEAR      SALARY ($)       BONUS ($)      SATION ($)        ($)(1)          (#)(2)
-------------------------------    -------    -----------     -----------     -----------     -----------     -----------
Paul H. Smucker, Chairman           1997       $ 356,731       $ 150,000                       $ 136,500         30,000
of the Executive Committee          1996         356,731                                                         15,000
                                    1995         412,981         180,000                                         22,000

Timothy P. Smucker,                 1997         366,923         157,200                         136,500         30,000
Chairman                            1996         366,923           7,200                                         15,000
                                    1995         340,673         156,500                                         22,000

Richard K. Smucker,                 1997         357,750         157,020                         136,500         30,000
President                           1996         357,750           7,020                                         15,000
                                    1995         331,500         156,320                                         22,000

Robert R. Morrison, Vice            1997         196,000          67,920                          68,250         10,000
President-Operations                1996         190,000          28,800                                         10,000
                                    1995         186,500          78,800                                          7,000

Fred A. Duncan, Vice                1997         150,846          82,960                          51,188         10,000
President and General Manager,      1996         145,750          17,860                                         10,000
Industrial Market                   1995         137,500          42,640                                          4,000


                                  ALL OTHER
                                   COMPEN-
  NAME AND PRINCIPAL POSITION    SATION ($)
-------------------------------  -----------
Paul H. Smucker, Chairman            7,605(3)
of the Executive Committee           7,272
                                     7,968
Timothy P. Smucker,                  7,605(3)
Chairman                             7,547
                                     8,729
Richard K. Smucker,                  7,605(3)
President                            7,397
                                     8,578
Robert R. Morrison, Vice             7,665(3)
President-Operations                 7,460
                                     7,755
Fred A. Duncan, Vice                 7,658(3)
President and General Manager,       7,487
Industrial Market                    7,227

---------------

(1) The Company's Restricted Stock Bonus Plan was implemented in 1981. Shares awarded under the plan are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 1997 are as follows: Paul H. Smucker, 9,000 Class A and 9,000 Class B shares ($307,125); Timothy P. Smucker, 9,000 Class A and 9,000 Class B shares ($307,125); Richard K. Smucker, 9,000 Class A and 9,000 Class B shares ($307,125); Robert R. Morrison, 4,000 Class A and 4,000 Class B shares ($136,500); and Fred A. Duncan, 2,500 Class A and 2,500 Class B shares ($85,313).

(2) Of the options awarded, one-half are for Class A shares and one-half are for Class B shares. The Company does not award stock appreciation rights (SARs).

(3) These amounts represent contributions by the Company on behalf of the individual indicated under the Company's 401(k) Savings Plan and the value of allocations during the year under the Company's Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) is as follows: Paul H. Smucker, $4,750 and $2,855; Timothy P. Smucker, $4,750 and $2,855; Richard K. Smucker, $4,750 and $2,855; Robert R. Morrison, $4,810 and $2,855; and Fred A. Duncan, $4,803 and $2,855.

STOCK OPTIONS

     Set forth below is a table summarizing options granted during fiscal 1997 to the officers listed in the Summary Compensation Table under the Company's 1987 Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)


                                      INDIVIDUAL GRANTS                                            POTENTIAL REALIZABLE VALUE AT
----------------------------------------------------------------------------------------------     ASSUMED ANNUAL RATES OF STOCK
                                                     % OF TOTAL        EXERCISE                    PRICE APPRECIATION FOR OPTION
                                       OPTIONS     OPTIONS GRANTED     OR BASE                                 TERM
                                       GRANTED      TO EMPLOYEES        PRICE       EXPIRATION     -----------------------------
         NAME                            (#)       IN FISCAL YEAR       ($/SH)         DATE        0%         5%          10%
-----------------------                -------     ---------------     --------     ----------     ---     --------     --------
Paul H. Smucker            Class A     15,000            4.5%          17.2500       10/17/06      $0      $162,700     $412,400
                           Class B     15,000            4.5%          16.2500       10/17/06       0       153,300      388,500
Timothy P. Smucker         Class A     15,000            4.5%          17.2500       10/17/06       0       162,700      412,400
                           Class B     15,000            4.5%          16.2500       10/17/06       0       153,300      388,500
Richard K. Smucker         Class A     15,000            4.5%          17.2500       10/17/06       0       162,700      412,400
                           Class B     15,000            4.5%          16.2500       10/17/06       0       153,300      388,500
Robert R. Morrison         Class A      5,000            1.5%          17.2500       10/17/06       0        54,200      137,500
                           Class B      5,000            1.5%          16.2500       10/17/06       0        51,100      129,500
Fred A. Duncan             Class A      5,000            1.5%          17.2500       10/17/06       0        54,200      137,500
                           Class B      5,000            1.5%          16.2500       10/17/06       0        51,000      129,500

---------------

(1) No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of the Company or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of the Company.

     None of the officers listed in the preceding table exercised any options during the 1997 fiscal year. The number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options are set forth in the following table.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES



                                                       (d)
                                                    NUMBER OF                         (e)
                                              SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS AT        IN-THE- MONEY OPTIONS AT
                                                   FY- END (#)                    FY-END ($)
                                            -------------------------     ---------------------------
                                                  EXERCISABLE/                   EXERCISABLE/
            NAME                                  UNEXERCISABLE                  UNEXERCISABLE
----------------------------                -------------------------     ---------------------------
Paul H. Smucker                 Class A       118,734        23,666        $  56,775        $ 3,750
                                Class B        60,234        23,666           45,894          9,063
Timothy P. Smucker              Class A       114,534        23,666           40,013          3,750
                                Class B        56,034        23,666           32,807          9,063
Richard K. Smucker              Class A       114,534        23,666           40,013          3,750
                                Class B        56,034        23,666           32,807          9,063
Robert R. Morrison              Class A        38,201         9,499           21,900          1,250
                                Class B        20,201         9,499           18,321          4,166
Fred A. Duncan                  Class A        23,701         8,999           13,519          1,250
                                Class B        12,701         8,999           11,777          4,166

PENSION PLAN

     Under The J. M. Smucker Company Employees' Retirement Plan (the "Plan"), retirement benefits are payable to all eligible employees of the Company and its subsidiaries, including officers. The present executive officers of the Company, including those named in the Summary Compensation Table, are also eligible upon retirement to receive a benefit from a nonqualified supplemental retirement plan (the "Supplemental Plan"). The amounts set forth in the pension plan table below assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under the Plan, as amended, at normal retirement (age 65):

                               PENSION PLAN TABLE

                                            YEARS OF SERVICE
                    -----------------------------------------------------------------
 REMUNERATION          15            20            25            30            35
---------------     ---------     ---------     ---------     ---------     ---------
   $ 125,000        $  31,000     $  46,500     $  46,500     $  46,500     $  46,500
     150,000           40,500        59,000        59,000        59,000        59,000
     175,000           49,500        71,500        71,500        71,500        71,500
     200,000           59,000        84,000        84,000        84,000        84,000
     225,000           68,500        96,500        96,500        96,500        96,500
     250,000           78,000       109,000       109,000       109,000       109,000
     300,000           96,500       134,000       134,000       134,000       134,000
     400,000          134,000       184,000       184,000       184,000       184,000
     450,000          153,000       209,000       209,000       209,000       209,000
     500,000          171,500       234,000       234,000       234,000       234,000
     650,000          228,000       309,000       309,000       309,000       309,000
     800,000          284,000       384,000       384,000       384,000       384,000

     The Plan provides a pension based upon years of service with the Company and upon final average pay (average base compensation [i.e., salary only] for the five highest consecutive years during the last ten years of employment). Benefits under the Plan are computed by adding (i) the product of one percent of final average pay up to $30,000 annually times the participant's years of service with the Company, plus (ii) the product of one-half percent of final average pay in excess of $30,000 annually times the participant's years of service with the Company. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 20 years), are 50 percent of the average total compensation (i.e., all compensation including salary and bonus) for the five highest consecutive years during the last ten years of employment, offset by the benefits derived from the Plan and by 100 percent of the Social Security primary insurance amount.

     Messrs. Paul H. Smucker, Timothy P. Smucker, Richard K. Smucker, Robert R. Morrison, and Fred A. Duncan were credited under the Plan with 57, 27, 24, 36 and 19 full years of benefit service at April 30, 1997.

                        TOTAL SHAREHOLDER RETURN GRAPHS

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
APRIL 1992 THROUGH APRIL 1997

        MEASUREMENT PERIOD             J.M. SMUCKER
      (FISCAL YEAR COVERED)               COMPANY             S&P 500         S&P FOODS INDEX
4/92                                            100.00              100.00              100.00
4/93                                             85.41              109.20              105.96
4/94                                             76.28              114.97              102.49
4/95                                             76.17              134.89              130.52
4/96                                             76.73              175.74              152.80
4/97                                             65.50              219.44              206.04

 COMPARISON OF FIFTEEN-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
 APRIL 1982 THROUGH APRIL 1997


      MEASUREMENT PERIOD         J.M. SMUCKER                      S&P FOODS
    (FISCAL YEAR COVERED)           COMPANY         S&P 500          INDEX
4/82                                    100.00          100.00          100.00
4/83                                    215.45          148.62          138.95
4/84                                    185.63          151.18          157.76
4/85                                    271.39          177.73          213.68
4/86                                    430.93          241.98          377.50
4/87                                    484.64          305.92          472.39
4/88                                    528.43          286.55          475.25
4/89                                    634.61          351.41          683.01
4/90                                    785.60          388.22          764.30
4/91                                    985.69          456.30         1033.45
4/92                                   1325.17          520.14         1102.96
4/93                                   1313.78          567.97         1168.74
4/94                                   1010.87          597.99         1130.42
4/95                                   1009.39          701.64         1439.57
4/96                                   1016.80          912.69         1685.32
4/97                                    867.93         1141.38         2272.54

 * Total return assumes reinvestment of dividends on a quarterly basis.

                           OWNERSHIP OF COMMON SHARES

     Paul H. Smucker, Strawberry Lane, Orrville, Ohio 44667, is the only person known to the Company to be beneficial owner (as "beneficial" ownership is defined for proxy statement purposes) of more than five percent of the Company's Class A Common Shares outstanding at June 30, 1997. The number and percent of the shares beneficially owned at that date by him, as well as those so owned by each director of the Company, by each officer listed in the Summary Compensation table, and by all of the Company's directors and officers as a group are shown in the following table. Each of the individuals shown has sole voting and investment power with respect to the shares reflected in the table, except as otherwise indicated. Shares shown as beneficially owned include those that may be held either individually, jointly, or pursuant to a trust arrangement.

                                             CLASS A COMMON SHARES             CLASS B COMMON SHARES
                                         -----------------------------     -----------------------------
                                            NO. OF                            NO. OF
                                            SHARES         PERCENT OF         SHARES         PERCENT OF
                                         BENEFICIALLY     OUTSTANDING      BENEFICIALLY     OUTSTANDING
                                            OWNED          SHARES(3)          OWNED            SHARES
                                         ------------     ------------     ------------     ------------
Paul H. Smucker(1)(2)                      2,076,803          13.5%          2,001,269          13.1%
Kathryn W. Dindo(4)                            8,160             *                   0
Fred A. Duncan(2)                             46,427            .3%             30,706            .2%
Elizabeth Valk Long(4)                           635             *                   0
Russell G. Mawby(4)                           12,635             *               4,200             *
Charles S. Mechem, Jr.(4)                      9,642             *               1,620             *
Robert R. Morrison(1)(2)                      86,683            .6%             46,524            .3%
Richard K. Smucker(1)(2)                     425,298           2.8%            327,726           2.1%
Timothy P. Smucker(1)(2)                     413,354           2.7%            300,226           2.0%
William H. Steinbrink(4)                      10,211             *                   0
Benjamin B. Tregoe, Jr.(4)                     9,704             *               5,648             *
William Wrigley, Jr.(4)                        9,092             *                   0
22 directors and officers as a
  group(2)                                 3,430,699          22.3%          2,874,506          18.8%

---------------

*Less than .1%.

(1) Beneficial ownership of shares included in the table is disclaimed by certain of the individuals named as follows: Paul H. Smucker, 940,612 Class A and 939,226 Class B Common Shares; Robert R. Morrison, 400 Class A and 400 Class B Common Shares; Richard K. Smucker, 143,840 Class A and 142,884 Class B Common Shares; and Timothy P. Smucker, 168,639 Class A and 167,683 Class B Common Shares. The individuals named do not have voting or investment power with respect to such disclaimed shares, except that (i) Paul H. Smucker has sole voting power with respect to 726,020 Class A Common Shares owned by an irrevocable trust; and (ii) Paul H. Smucker, Timothy P. Smucker, and Richard
    K. Smucker each have shared voting and investment power with respect to 106,900 Class A Common Shares and shared investment power with respect to 106,900 Class B Common Shares owned by the Willard E. Smucker Foundation, of which each of them is a member and a trustee. Although the shares of the Willard E. Smucker Foundation are included in the beneficial ownership of each of Paul, Tim, and Richard Smucker, those shares have been counted only once in the total of the directors and officers as a group.

(2) Includes shares covered by outstanding options exercisable within 60 days, as follows: Paul H. Smucker, 118,734 Class A and 60,234 Class B Common Shares; Timothy P. Smucker, 114,534 Class A and 56,034 Class B Common Shares; Richard K. Smucker, 114,534 Class A and 56,034 Class B Common Shares; Fred A. Duncan, 23,701 Class A and 12,701 Class B

    Common Shares; Robert R. Morrison, 38,201 Class A and 20,201 Class B Common Shares; and all directors and officers as a group, 666,446 Class A and 346,546 Class B Common Shares.

(3) Because under the Company's Amended Articles of Incorporation shareholders may be entitled to cast ten votes per share with regard to certain Class A Common Shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding Class A Common Shares owned and the voting power represented by those shares. The total voting power of all the Class A Common Shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on shares not held as of record in the names of individuals. Based on the calculation of total voting power as of the 1996 Annual Meeting, the Class A Common Shares shown in the above table as owned by the directors and officers as a group would represent approximately 40 percent of the Company's total voting power. No individual named in the above table would be able to cast votes representing more than one-tenth of one percent of the total voting power except Paul H. Smucker (28.6%), Timothy P. Smucker (4.4%), Richard K. Smucker (4.6%), Fred A. Duncan (.3%), and Robert R. Morrison (.7%).

(4) Includes Class A Shares held for the benefit of the individual named under the terms of the Company's Nonemployee Directors Stock Plan, as follows:
    Elizabeth Valk Long, 635 shares; Kathryn W. Dindo, 7,610; Russell G. Mawby, 8,435 shares; Charles S. Mechem, Jr., 8,022 shares; William H. Steinbrink, 8,346 shares; Benjamin B. Tregoe, Jr., 8,405 shares; and William Wrigley, Jr., 7,978 shares. The shares indicated are held in trust for the directors named and are voted pursuant to their direction.

     The Company has entered into agreements with Paul H. Smucker and members of his immediate family (including Timothy P. Smucker and Richard K. Smucker), with Mrs. H. Ray Clark (Paul Smucker's sister) and members of her immediate family, and with all executive officers of the Company relating to the disposition of Common Shares held by them. These shareholders are the beneficial owners of an aggregate of 4,090,706 Class A Common Shares (approximately 26 percent of the class) and 3,584,294 Class B Common Shares (approximately 23 percent of the class), of which 3,370,620 Class A and 2,863,038 Class B Common Shares are included in the above table. Under the agreements, which have no expiration date, the Company has a purchase option with respect to any proposed transfers of these Common Shares, except for certain gifts and bequests to or for the benefit of family members and for sales pursuant to any offer, merger, or similar transaction that is approved or recommended by the Company's Board of Directors. The agreements provide that the purchase rights thereunder may be assigned by the Company to the Company's ESOP or any other employee benefit plan of the Company. The agreements reflect the practice followed by the Company for a number of years of providing for the purchase of Common Shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of shares that could not otherwise be readily absorbed by the public market. The shares so acquired by the Company have generally been used for purposes of the Company's employee benefit plans, and shares have also been so acquired directly by the ESOP.

     Under the securities laws of the United States, the Company's directors and executive officers are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Due dates for those reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure to file by the required dates. All of the filing requirements were satisfied. For purposes of these disclosures, the Company has relied solely on written representations of its reporting persons and on copies of the reports that those persons have filed with the Securities and Exchange Commission.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Ernst & Young LLP has been appointed as the Company's independent auditors for the fiscal year ending April 30, 1998, subject to ratification by the shareholders. Ernst & Young LLP has served as the Company's independent auditors since 1955.

     A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended April 30, 1997.

     In the event of a negative vote on ratification, the selection will be reconsidered.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended April 30, 1997, was mailed to each shareholder on or about July 9, 1997.

                           1998 SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year's Annual Meeting of Shareholders is expected to be March 11, 1998.

                         VOTING RIGHTS OF COMMON SHARES

     Class A Common Shares generally entitle the holders thereof to vote on all matters properly submitted to the shareholders of the Company. Class B Common Shares have no voting rights, except as otherwise required under the Ohio General Corporation Law in certain limited circumstances.

     The Company's current Amended Articles of Incorporation generally provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at any meeting of shareholders, except that no holder is entitled to exercise more than one vote on any such matter in respect of any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date for the meeting. Thus, after a person or group of persons having beneficial ownership of specified Class A Common Shares sells such shares or otherwise transfers their beneficial ownership, the new holder of those shares generally will be entitled to one vote per share until the shares have been held without any further change in beneficial ownership for four years. At the expiration of that four-year period, the shareholder then will become entitled to ten votes per Class A Common Share, provided that no further changes in beneficial ownership occur and other applicable conditions are satisfied.

     The express terms of the Class A Common Shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those Class A Common Shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever Class A Common Shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on Class A Common Shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold Class A Common Shares in "street" name or through any of the other indirect methods mentioned above must submit proof of beneficial ownership to the Company's transfer agent in order to be entitled to exercise ten votes per share. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     The foregoing is merely a summary of the voting terms of the Common Shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those Common Shares as set forth in the Company's current Amended Articles of Incorporation. A copy of the pertinent portions of those express terms is provided with this proxy statement to "street name" and other indirect holders and is available upon request to any other shareholder.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

     To assure that your Class A Common Shares will be represented at the meeting, please complete, sign, and return the enclosed proxy in the envelope provided for that purpose whether or not you expect to attend. Class A Common Shares represented by a valid proxy will be voted as specified. The Company has no knowledge of any other matters to be presented to the meeting, but, in the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

     Any shareholder, without affecting any vote previously taken, may revoke a writing appointing a proxy by a later dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at Strawberry Lane, Orrville, Ohio 44667-0280, Attention -- Secretary) or in open meeting.

     As indicated on the first page of this proxy statement and under "Voting Rights of Common Shares," the number of votes that each shareholder will be entitled to cast at the meeting will depend on whether or not there has been a change in beneficial ownership with respect to each of such holder's Class A Common Shares during the four years preceding the record date of June 30, 1997. The Company has developed procedures regarding the proof that will be required for determinations of beneficial ownership. Specifically, Class A Common Shares held of record in the names of banks, brokers, nominees, and certain other entities are covered by special proxy cards. Those proxy cards have been provided to the record holders for completion by the beneficial owners. The beneficial owner cards include a form of certification as to changes in beneficial ownership. If that certification is not completed, a change in beneficial ownership will be deemed to have occurred with respect to all the Class A Common Shares covered thereby, so that the holder will be entitled to only one vote per share for all those shares.

STEVEN J. ELLCESSOR
Secretary

By Order of the
Board of Directors

                                 [MAP PASTEUP]

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND FOR THE PROPOSAL DESCRIBED IN ITEM 2.

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 12, 1997, and at any adjournment, PAUL H. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

      1. Election of Directors to the class whose term of office will expire in 2000. The nominees of the Board of Directors are:

         Elizabeth Valk Long, Charles S. Mechem, Jr., Timothy P. Smucker, and
                               Benjamin B. Tregoe, Jr.

      (INSTRUCTION: In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked "Against")

      2. Proposal to ratify appointment of auditors.

                [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

      3. Any other matter that may properly come before this meeting.

      The Board of Directors recommends a vote for the proposal described in
      Item 2.

 (Continued from the reverse side)

                                                                                        CLASS A SHARES ACQUIRED BY THE
                                   CLASS A SHARES OWNED BY THE BENEFICIAL                           BENEFICIAL
                                     OWNERS SINCE BEFORE JUNE 30, 1993                  OWNERS ON OR AFTER JUNE 30, 1993
                              ---------------------------------------------       -------------------------------------------
                                 FOR            AGAINST           ABSTAIN            FOR            AGAINST         ABSTAIN
                              --------        ----------        -----------       ----------       ---------       ---------
                             (Post number of shares NOT number of votes)          (Post number of shares NOT number of votes)
1. Directors

   Elizabeth Valk Long       __________ shs.  __________ shs.                     __________ shs.  __________ shs.
   Charles S. Mechem, Jr.    __________ shs.  __________ shs.                     __________ shs.  __________ shs.
   Timothy P. Smucker        __________ shs.  __________ shs.                     __________ shs.  __________ shs.
   Benjamin B. Tregoe, Jr.   __________ shs.  __________ shs.                     __________ shs.  __________ shs.

2. Proposal to ratify
   appointment of auditors   __________ shs.  __________ shs.   __________ shs.   __________ shs.  __________ shs.  __________ shs.

               POST ONLY RECORD POSITION; DO NOT TABULATE VOTES

                                   Signed this  _____ date of______________1997.

                                   _____________________________________________

                                   _____________________________________________
                                                Signature of Shareholder

                                   Please sign your name as it appears in print and, in case of multiple or joint ownership, all should sign.

 PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE
                                    NECESSARY

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


P At the Annual Meeting of Shareholders THE J.M. SMUCKER COMPANY to be held on August 12, 1997 and at any adjournment, PAUL H. SMUCKER, RICHARD K. SMUCKER,
R and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:
O

X  1. Election of Directors to the class whose term of office will expire in 2000. The nominees of the Board of Directors are:
Y
      Elizabeth Valk Long, Charles S. Mechem, Jr.,
      Timothy P. Smucker, and Benjamin B. Tregoe, Jr.

   2. Ratification of appointment of auditors.


       PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--
                              NO POSTAGE NECESSARY                --------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                  --------------

                            THE J.M. SMUCKER COMPANY
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                            ]

1. ELECTION OF DIRECTORS                                     For Withhold  For All   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
   (See reverse)                                             All    All    Except    THE PROPOSAL DESCRIBED IN ITEM 2.
   For, except vote withheld from the following nominee(s):  [ ]    [ ]      [ ]
                                                                                     By signing below, the undersigned:
-------------------------------------------------------                              (A) instructs that this proxy be voted as
                                                             For  Against  Abstain   marked; and
2. Proposal to ratify appointment of auditors.               [ ]    [ ]      [ ]     (B) certifies that of the total number of Class
                                                                                     A Shares represented by this proxy, _____ have
                                                                                     been owned since before June 30, 1993, and ____
                                                                                     were acquired on or after June 30, 1993.
                                                                                     If no certification is made, it will be deemed
                                                                                     that all Class A Common Shares covered by this
                                                                                     proxy were acquired on or after June 30, 1993.


                                                                                                         Dated:             , 1997
                                                                                                               -------------
                                                                                                Signature(s)
                                                                                                            ----------------------


                                                                                                ----------------------------------
UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS        NOTE: Please sign your name as it
OF THE NOMINEES LISTED ON THE REVERSE AND FOR THE PROPOSAL DESCRIBED IN ITEM 2.                 appears in print and, in case of
                                                                                                multiple or joint ownership, all
                                                                                                should sign.

                            - FOLD AND DETACH HERE -






PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
   IF YOU PLAN TO ATTEND THE MEETING, PLEASE WRITE TO THE CORPORATE SECRETARY
          AT STRAWBERRY LANE, ORRVILLE, OHIO 44667-0280 TO REQUEST AN
    ADMISSION CARD. IF YOUR SHARES ARE NOT HELD IN YOUR NAME, PLEASE FURNISH
     PROOF OF SHAREHOLDER STATUS, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN YOUR REQUEST
         FOR AN ADMISSION CARD. DUE TO SPACE LIMITATIONS, NO MORE THAN
         TWO ADMISSION CARDS PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.


        TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J.M. SMUCKER EMPLOYEE
V  I        STOCK OWNERSHIP PLAN (THE "PLAN").
0  N
T  S    I, the undersigned, as a Participant in the Plan, hereby instruct the Trustee to vote (in person or by proxy), in
I  T    accordance with my confidential instructions on the reverse and the provisions of the Plan, all Common Shares of The J.M.
N  R    Smucker Company (the "Company") allocated to my account under the Plan ("Allocated Shares"), a portion of those
G  U    unallocated shares held in the ESOP Suspense Account ("Unallocated Shares"), as well as a portion of all non-directed
   C    shares ("Non-directed Shares") as determined in accordance with the terms of the Plan, as of the record date for the
   T    Annual Meeting of Shareholders of the Company to be held on August 12, 1997. By completing, signing, and returning this
   I    voting instruction card you will be voting all Allocated Shares as well as all Non-directed and Unallocated Shares of
   O    Common Stock the same way. Any participant wishing to vote the Non-directed and Unallocated Shares differently from the
   N    Allocated Shares of not wishing to vote the Non-directed and Unallocated Shares at all may do so by requesting a separate
   S    voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639

        1. Election of Directors to the class whose term of office will expire in 2000.    (change of address and comments)
           the nominees of the Board of Directors Are:
                                                                                          ______________________________________
           Elizabeth Valk Long, Charles S. Mechem, Jr.,
           Timothy P. Smucker, and Benjamin B. Tregoe, Jr.                                ______________________________________

        2. Ratification of appointment of auditors.                                       ______________________________________

        Only one box should be checked for voting your Allocated Shares, Unallocated      ______________________________________
        Shares and Non-direct shares. the trustee will not vote any shares allocated      (If you have written in the above
        to your account for which timely instructions are not received by 12:00 noon      space, please mark the corresponding
        August 8, 1997.                                                                   box on the reverse side of this card.)
                                                                                                   ----------------
         PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--                           SEE REVERSE
                              NO POSTAGE NECESSARY                                                        SIDE
                                                                                                   ----------------

                                                     THE J.M. SMUCKER COMPANY
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

1. ELECTION OF DIRECTORS                                         For  Withhold  For All   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
   (see reverse)                                                 All     All    Except    FOR THE PROPOSAL DESCRIBED IN ITEM 2.
                                                                 [ ]     [ ]     [ ]
                                                                                          UNLESS OTHERWISE SPECIFIED BELOW, THE
   For, except vote withheld from the following nominees(s):                              SHARES COVERED BY THIS VOTING INSTRUCTION
                                                                                          CARD WILL BE VOTED FOR THE ELECTION AS
-------------------------------------------------------------                             DIRECTORS OF THE NOMINEES LISTED ON THE
                                                                                          REVERSE AND FOR THE PROPOSAL DESCRIBE
2. Proposal to ratify appointment of auditors.                   For   Against  Abstain   IN ITEM 2.
                                                                 [ ]     [ ]     [ ]
                                                                                          Change of Address/ Comments       [ ]





                                                                                                          Dated: ______________,1997
                                                                                         Signature(s): _____________________________
                                                                                         ___________________________________________
                                                                                         NOTE: Please sign your name as it appears
                                                                                         in print.

                                                       FOLD AND DETACH HERE

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


P At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 12, 1997 and at any adjournment, PAUL H. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent
R  me and vote my shares on the following:

O
                                                                                          (change of address and comments)
X  1. Election of Directors to the class whose term of office will
      expire in 2000. The nominees of the Board of Directors are:                    --------------------------------------------
Y
      Elizabeth Valk Long, Charles S. Mechem, Jr.,                                   --------------------------------------------
      Timothy P. Smucker, and Benjamin B. Tregoe, Jr.
                                                                                     --------------------------------------------
   2. Ratification of appointment of auditors.
                                                                                     --------------------------------------------
                                                                                     (If you have written in the above space, please
                                                                                     mark the corresponding box on the reverse side
                                                                                     of this card.)

       PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--                                          --------------
                              NO POSTAGE NECESSARY                                                                  SEE REVERSE
                                                                                                                        SIDE
                                                                                                                   --------------


                            THE J.M. SMUCKER COMPANY
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

[                                                                              ]

1. ELECTION OF DIRECTORS                                     For Withhold  For All   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
   (See reverse)                                             All    All    Except    THE PROPOSAL DESCRIBED IN ITEM 2.
   For, except vote withheld from the following nominee(s):  [ ]    [ ]      [ ]
                                                                                     UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY
-------------------------------------------------------                              WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                                                             For  Against  Abstain   OF THE NOMINEES LISTED ON THE REVERSE AND
2. Proposal to ratify appointment of auditors.               [ ]    [ ]      [ ]     FOR THE PROPOSAL DESCRIBED IN ITEM 2.

                                                                                                Change of Address/Comments [ ]

                                                                                                Attend Meeting             [ ]

                                                                                                         Dated:             , 1997
                                                                                                               -------------
                                                                                                Signature(s)
                                                                                                            ----------------------


                                                                                                ----------------------------------
                                                                                                NOTE: Please sign your name as it
                                                                                                      appears in print and, in
                                                                                                      case of multiple or joint
                                                                                                      ownership, all should sign.


                            - FOLD AND DETACH HERE -






PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
    IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE INDICATED BOX ON YOUR PROXY CARD. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN THE COMMENTS
     SECTION ON YOUR CARD AND MARK THE CHANGE OF ADDRESS/COMMENTS BOX ABOVE.
     DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS PER SHAREHOLDER
                           ACCOUNT WILL BE PROVIDED.


        TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE J.M. SMUCKER EMPLOYEE
V  I        SAVINGS PLAN (THE "PLAN").
0  N
T  S    I, the undersigned, as a Participant in The Plan, hereby instruct the Trustee to vote (in person or by proxy), in
I  T    accordance with my confidential instructions on the reverse and the provisions of the Plan, all Common Shares of The J.M.
N  R    Smucker Company (the "Company") allocated to my account under the Plan ("Allocated Shares"), as well as a portion of
G  U    all non-directed shares as determined in accordance with the terms of the Plan ("Non-directed Shares"), as of the record
   C    date for the Annual Meeting of Shareholders of the Company to be held on August 12, 1997. By completing, signing, and
   T    returning this voting instruction card you will be voting all Allocated Shares as well as all Non-directed Shares of Common
   I    Stock the same way. Any participant wishing to vote the Non-directed Shares differently from the Allocated Shares or not
   O    wishing to vote the Non-directed Shares at all may do so by requesting a separate voting instruction card from Key Trust
   N    Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.
   S

        1. Election of Directors to the class whose term of office will expire in 2000.    (change of address and comments)
           The nominees of the Board of Directors are:
                                                                                          ______________________________________
           Elizabeth Valk Long, Charles S. Mechem, Jr.,
           Timothy P. Smucker, and Benjamin B. Tregoe, Jr.                                ______________________________________

        2. Ratification of appointment of auditors.                                       ______________________________________

        Only one box should be checked for voting your Allocated Shares and Non-          ______________________________________
        directed Shares. The trustee will not vote any shares allocated to your account   (If you have written in the above
        for which timely instructions are not received by 12:00 noon August 8, 1997.      space, please mark the corresponding
                                                                                          box on the reverse side of this card.)

                                                                                                   ----------------
         PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--                           SEE REVERSE
                              NO POSTAGE NECESSARY                                                        SIDE
                                                                                                   ----------------

                                                     THE J.M. SMUCKER COMPANY
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

1. ELECTION OF DIRECTORS                                         For  Withhold  For All   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
   (see reverse)                                                 All     All    Except    FOR THE PROPOSAL DESCRIBED IN ITEM 2.
                                                                 [ ]     [ ]     [ ]
                                                                                          UNLESS OTHERWISE SPECIFIED BELOW, THE
   For, except vote withheld from the following nominees(s):                              SHARES COVERED BY THIS VOTING INSTRUCTION
__________________________________________________________                                CARD WILL BE VOTED FOR THE ELECTION AS
                                                                 For   Against  Abstain   DIRECTORS OF THE NOMINEES LISTED ON THE
2. Proposal to ratify appointment of auditors.                   [ ]     [ ]     [ ]      REVERSE AND FOR THE PROPOSAL DESCRIBED
                                                                                          IN ITEM 2.

                                                                                          Change of Address/Comments       [ ]




                                                                                                          Dated: ______________,1997
                                                                                         Signature(s): _____________________________
                                                                                         ___________________________________________
                                                                                         NOTE: Please sign your name as it appears
                                                                                               in  print.

                                                       FOLD AND DETACH HERE

                               [SMUCKER'S LOGO]



Dear Shareholder:

     The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast at the Annual Meeting to be held on August 12, 1997.

     The number of votes to which you will be entitled depends on whether or not there has been any change since June 30, 1993 (the date which is four years prior to the record date for the Annual Meeting), in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to June 30, 1993, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after June 30, 1993.

     Even though you have shares acquired on or after June 30, 1993, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, Harris Trust and Savings Bank. Their addresses and telephone numbers are listed in our Annual Report.

     IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JUNE 30, 1993, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.
                                              /s/ Paul Smucker

                                              PAUL SMUCKER
                                              Chairman of the Executive
                                              Committee

                        EXPRESS TERMS OF CLASS A SHARES

    (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

    (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

        (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

        (B) In the case of a Class A Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19, 1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

        (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

        (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

    (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

        (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

        (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

        (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

        (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

        (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

        (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

    (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

    (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

    (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                               [SMUCKER'S LOGO]

                     VOTING PROCEDURES -- BENEFICIAL OWNERS
               CLASS A COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

     In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 3, 1996, and who acquired Smucker Class A Common Shares prior to June 30, 1993, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 12, 1997. Those holders of record who acquired their Class A Common Shares on or after June 30, 1993, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

     To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

        By signing below, the undersigned:

           (A) instructs that this proxy be voted as marked; and

           (B) certifies that of the total number of Class A Shares represented by this proxy, ________ have been owned since BEFORE June 30, 1993, and ________ were acquired ON OR AFTER June 30, 1993.

         If no certification is made, it will be deemed that ALL
         Class A Common Shares represented by this proxy were acquired on or after June 30, 1993.

     The BROKER'S proxy card has also been designed to accommodate the voting of the Class A Common Shares.

     Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

     If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

     VOTE ONLY CLASS A COMMON SHARES; SMUCKER CLASS B COMMON SHARES HAVE NO VOTING RIGHTS. BENEFICIAL OWNERS WHO HOLD CLASS B COMMON SHARES ONLY SHOULD NOT RECEIVE PROXY CARDS OR "DEAR SHAREHOLDER" LETTERS; SEND THEM ONLY ANNUAL REPORTS AND PROXY STATEMENTS.